SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

          ________________________________________

                          FORM 8-K

                       CURRENT REPORT
          ________________________________________

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  August 17, 1995


                   SHAWMUT NATIONAL CORPORATION
  ---------------------------------------------------------
     (Exact Name of Registrant as Specified in Charter)


      Delaware               1-10102              06-1212629
      ----------------       ----------------     -------------------
      (State or other        (Commission File     (IRS Employer
       jurisdiction of        Number)              Identification No.)
       Incorporation)


           777 Main Street, Hartford, Connecticut        06115
          One Federal Street, Boston, Massachusetts      02211
          ------------------------------------------  -----------
          (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:    (203) 986-2000
                                                       (617) 292-2000
                                                       ---------------

                       Not Applicable
                      ----------------
 (Former Name or Former Address, if Changed Since Last Report)

                   Page 1 of 17 pages

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ITEM 5.   OTHER EVENTS

          Pending Merger

          As previously reported, Shawmut National
          Corporation ("Shawmut") and Fleet Financial Group,
          Inc. ("Fleet") have entered into an Agreement and Plan of Merger dated February 20, 1995 (the
          "Merger Agreement") providing for the merger of Shawmut with and into Fleet (the "Merger").

          Shawmut hereby files Unaudited Pro Forma Combined
          Financial Statements and Notes thereto for the period ending June 30, 1995.

          For additional information regarding the Merger, see Shawmut's Current Reports on Form 8-K dated
          February 20, 1995, April 13, 1995, May 25, 1995,
          and June 21, 1995.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.
               Not applicable.

          (b)  Pro Forma Financial Information.
               Not applicable.

          (c)  Exhibits

               The following exhibits are filed with this Current Report, except for Exhibit 99.b, which is incorporated by reference from Fleet's filing as indicated.

   EXHIBIT
   NUMBER                        DESCRIPTION
   --------                    ----------------
    99.a            Unaudited Pro Forma Combined Financial
                    Information for Fleet Financial Group
                    and Subsidiaries and Shawmut National
                    Corporation and Subsidiaries and Notes
                    thereto.



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    99.b            The following unaudited financial
                    statements of Fleet and accompanying
                    notes are incorporated by reference from Fleet's quarterly report on Form 10-Q for the quarter ended
                    June 30, 1995 (File No. 1-6366):
                    Consolidated Balance Sheet - June 30,
                    1995, Consolidated Statement of Income
                    for the three and six months ended June
                    30, 1995, Consolidated Statement of Cash
                    Flows and Consolidated Statement of
                    Changes in Stockholders' Equity for the
                    six months ended June 30, 1995; Notes to Consolidated Financial Statements (to the extent applicable to the foregoing Financial Statements). (Portions of Fleet's Form 10-Q not specifically incorporated by reference are not required for this Current Report and are not incorporated by reference herein.)



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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SHAWMUT NATIONAL CORPORATION






                              By:  (Susan E. Lester)
                                   ---------------------
                                   Susan E. Lester
                                   Chief Financial Officer and
                                   Executive Vice President

Dated:  August 17, 1995


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